EXHIBIT 10.1

EXECUTIVE NON-SOLICITATION, NON-COMPETITION

AND CONFIDENTIALITY AGREEMENT

THIS AGREEMENT dated as of October 26, 2009 by and between Gentiva Health Services, Inc., a Delaware corporation (“Gentiva”), and Eric R. Slusser (“Employee”).

W I T N E S S E T H:

WHEREAS, Employee acknowledges that Gentiva is engaged in the highly competitive business of providing home healthcare services and that Employee has job responsibilities covering the areas in and around the locations listed in Attachment 1 to this Agreement. Gentiva’s engagement in this business has involved and continues to involve the expenditure of substantial amounts of money and the use of skills developed over a long period of time. As a result of these investments of money, skill and time, Gentiva has developed and will continue to develop certain valuable Trade Secrets and Confidential Information that are peculiar to Gentiva’s business and the disclosure of which would cause Gentiva great and irreparable harm. Gentiva has also invested a great deal of time and money in developing relationships with its employees, patients and referral sources;

WHEREAS, Employee acknowledges that in rendering services to Gentiva, Employee will be exposed to and learn much information about Gentiva’s business, including valuable Confidential Information and Trade Secrets, which Employee would not have access to if not for Employee’s employment with Gentiva and which it would be unfair to disclose to others, or to use to Gentiva’s disadvantage;

WHEREAS, Employee acknowledges that the restrictions contained in this Agreement are necessary and reasonable to protect Gentiva’s legitimate business interests in its Trade Secrets, valuable Confidential Information, relationships with its employees and relationships and goodwill with its patients and referral sources; and

WHEREAS, Employee acknowledges that Employee’s skills, education and training qualify Employee to work and obtain employment which does not violate this Agreement and that the restrictions in this Agreement have been crafted as narrowly as reasonably possible to protect Gentiva’s legitimate business interests in its Trade Secrets, valuable Confidential Information, relationships with its employees and relationships and good will with its patients and referral sources.

NOW, THEREFORE, in consideration of the mutual promises and obligations in this Agreement, including but not limited to, Gentiva’s employing or continuing to employ Employee as an at-will employee, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Gentiva and Employee agree as follows:

1.	Non-Solicitation of Patients and Referral Sources

Employee agrees that during Employee’s employment with Gentiva and for a period of one (1) year after termination of Employee’s employment with Gentiva for any reason, except on behalf of Gentiva, Employee will not directly or indirectly solicit, contact, call upon, communicate with or attempt to communicate with any patient or referral source of Gentiva for the purpose of providing home healthcare services. This restriction shall apply only to any patient or referral source of Gentiva with whom Employee had Material Contact during the last twelve months of Employee’s employment with Gentiva. “Material Contact” for purposes of this Section 1 means contact between Employee and the patient for the purpose of furthering the patient’s healthcare or contact between Employee and the referral source for the purpose of furthering the referral relationship.

2.	Non-Solicitation of Employees

Employee agrees that during Employee’s employment with Gentiva and for a period of one (1) year after termination of Employee’s employment with Gentiva for any reason, Employee will not recruit, hire or attempt to recruit or hire, directly or by assisting others, any other employee of Gentiva with whom Employee had Material Contact during Employee’s employment with Gentiva. “Material Contact” for the purposes of this Section 2 means contact between Employee and the other employee of Gentiva for the purpose of furthering Gentiva’s business.

3.	Non-Competition

Employee agrees that during Employee’s employment with Gentiva and for a period of one (1) year after termination of Employee’s employment with Gentiva for any reason, except on behalf of Gentiva, Employee shall not, on Employee’s own behalf or on another’s behalf, (i) work in a financial or management capacity in the business of providing home healthcare services or (ii) own, operate, control or provide services or financial assistance to any business providing home healthcare services, except that Employee may own for investment purposes only up to 1% of the capital stock of any such business whose stock is publicly traded. These restrictions shall apply only within a 25 mile radius of Employee’s primary place of employment with Gentiva located at 3350 Riverwood Parkway, Atlanta, Georgia and a 15 mile radius of each Gentiva location listed in Attachment 1 to this Agreement. Employee agrees that because of the nature of Gentiva’s business, the nature of Employee’s job responsibilities, and the nature of the

Confidential Information and Trade Secrets of Gentiva to which Gentiva will give Employee access, any breach of this provision by Employee would result in the inevitable disclosure of Gentiva’s Trade Secrets and Confidential Information to its direct competitors.

4.	Confidentiality

A. During Employee’s employment with Gentiva and at any time after the termination of Employee’s employment with Gentiva for any reason, Employee will not publish or disclose, use for Employee’s own benefit or the benefit of others, or divulge or convey to others, any Trade Secrets of Gentiva or that of third parties obtained by Employee in the course of Employee’s employment with Gentiva. “Trade Secret” means any and all information, knowledge or data in any form whatsoever, tangible or intangible, that is considered a trade secret under applicable law. This promise of confidentiality is in addition to, and does not limit, any common law or statutory rights of Gentiva to prevent disclosure of its Trade Secrets.

B. Employee further agrees that during Employee’s employment with Gentiva and for three (3) years after the termination of Employee’s employment with Gentiva for any reason, Employee will not publish or disclose, use for Employee’s own benefit or the benefit of others, or divulge or convey to others, any Confidential Information of Gentiva. “Confidential Information” means any and all proprietary business, financial and patient information in any form, tangible or intangible, that is treated as confidential or secret by Gentiva, but does not constitute a Trade Secret. This promise of confidentiality is in addition to, and does not limit, any common law or statutory rights of Gentiva to prevent disclosure of Confidential Information.

Upon termination of Employee’s employment with Gentiva or at any other time at Gentiva’s request, Employee agrees to deliver promptly to Gentiva all Gentiva property, including, but not limited to, patient lists or names, addresses and services, patient background information, patient files, patient care directives, all drawings, blueprints, manuals, letters, notes, notebooks, reports, sketches, formulae, manufacturing processes, source codes, computer programs, financial information and similar items, memoranda, referral sources, patients or business lists and all other materials and all copies thereof relating in any way to Gentiva’s business or patients and in any way obtained by Employee during the period of Employee’s employment with Gentiva which are in Employee’s possession, custody or control. Employee further agrees not to make or retain any copies of any of the foregoing and will so represent to Gentiva upon termination of Employee’s employment.

5.	Proprietary Information and Inventions

A. Employee agrees that any and all information and data originated by Employee while employed by Gentiva and, where applicable, by other employees or associates under Employee’s direction or supervision in connection with or as a result of Employee’s employment, shall be promptly disclosed to Gentiva, shall become Gentiva’s property, and shall be kept confidential by Employee. Any and all such information and data, reduced to written, graphic, or other tangible form and any and all copies and reproductions thereof shall be furnished to Gentiva upon request and in any case shall be returned to Gentiva upon termination of Employee’s employment with Gentiva.

B. Employee agrees that Employee will promptly disclose to Gentiva all inventions or discoveries made, conceived, or for the first time reduced to practice in connection with or as a result of the work and/or services Employee performs for Gentiva.

C. Employee agrees that Employee will assign the entire right, title, and interest in any such invention or inventions and any patents that may be granted thereon in any country in the world concerning such inventions to Gentiva. Employee further agrees that Employee will, without expense to Gentiva, execute all documents and do all acts which may be necessary, desirable, or convenient to enable Gentiva, at its expense, to file and prosecute applications for patents on such inventions, and to maintain patents granted thereon.

6.	Non-Disparagement

Employee agrees that during Employee’s employment with Gentiva and for a period of three (3) years following the termination of Employee’s employment with Gentiva, Employee will not take any action or make any statement which disparages Gentiva or its practices or which disrupts or impairs its normal operations. Nothing in this provision shall limit any common law or statutory rights of Gentiva or obligations of Employee.

7.	Equitable Relief

Employee acknowledges that the services to be rendered by Employee are of a special and intellectual character, which gives them a peculiar value, that Employee possesses unique skills, knowledge and ability, and that any breach of the provisions of this Agreement would cause Gentiva irreparable injury which would not reasonably or adequately be compensated by damages in an action at law. Therefore, Employee agrees that Gentiva shall be entitled, in addition to any other remedies it may have under this Agreement, at law, or otherwise, to immediate injunctive and other equitable relief to prevent or curtail any breach of this Agreement by Employee. In addition, in the event of a breach of this Agreement by Employee, Employee agrees and acknowledges that Employee will forfeit all options to purchase stock granted to Employee, vested or unvested and/or the proceeds from the sale of stock obtained from options granted to Employee during the term of Employee’s employment with Gentiva. Nothing in this Agreement shall prohibit Gentiva from seeking or recovering any legal or monetary damages to which it may be entitled if Employee breaches this

Agreement. Employee agrees to pay any and all reasonable attorneys’ fees incurred by Gentiva in successfully enforcing any covenant contained in this Agreement.

8.	Severability

Employee and Gentiva expressly agree that the covenants and agreements contained in this Agreement are separate, severable, and divisible, and in the event any portion or portions of such paragraphs are declared invalid or unenforceable, the validity of the remaining paragraphs of this Agreement will not be affected. If any provision contained herein shall for any reason be held excessively broad or unreasonable as to time, territory, or interest to be protected, the court is hereby empowered and requested to construe said provision by narrowing it, so as to make it reasonable and enforceable to the extent provided under applicable law.

9.	Waiver

The waiver by Gentiva of a breach of any provision of this Agreement by Employee shall not operate or be construed as a waiver of any subsequent breach by Employee or of any of Gentiva’s rights hereunder.

10.	Entire Agreement

This Agreement contains the entire agreement between the parties with respect to the subject matter contained in this Agreement. It may not be changed orally, but only by an agreement in writing signed by the President of Gentiva and Employee. This Agreement supersedes any prior or contemporaneous discussions, negotiations, understandings, arrangements, or agreements between Gentiva and Employee with respect to the subject matter contained in this Agreement.

11.	Future Employers

Employee agrees that Gentiva may notify anyone employing Employee or evidencing an intention to employ Employee as to the existence and provisions of this Agreement and may provide any such person or organization a copy of this Agreement. Employee agrees that for a period of three (3) years after termination of Employee’s employment with Gentiva for any reason, Employee will provide Gentiva the identity of any employer Employee goes to work for along with Employee’s job title and anticipated job duties with any such employer. Employee further agrees to provide a copy of this Agreement to anyone who employs Employee within three (3) years of the termination of Employee’s employment with Gentiva.

12.	Binding Effect

The covenants, terms, and provisions set forth in this Agreement shall inure to the benefit of and be enforceable by Gentiva and its successors, assigns, and successors-in-interest, including, without limitation, any corporation, partnership, or other entity with which Gentiva may be merged or by which it may be acquired. This Agreement may be assigned by Gentiva without Employee’s consent. Employee may not assign Employee’s rights and obligations under this Agreement to any other party.

13	Employment At-Will Relationship

Employee and Gentiva agree that nothing in this Agreement alters the at-will nature of Employee’s employment relationship with Gentiva and that either Employee or Gentiva may terminate the employment relationship at any time for any reason. Employee further agrees that nothing in this Agreement limits Gentiva’s right to alter or modify Employee’s job title or job duties and responsibilities any time at Gentiva’s discretion.

IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

GENTIVA HEALTH SERVICES, INC.

By:	/s/ Tony Strange
Tony Strange
Chief Executive Officer and President

/s/ Eric R. Slusser
Eric R. Slusser
As Employee

ATTACHMENT 1

BRANCH LISTING - Home Health

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Mid-South Home Health of Gadsden, Inc.	8787 US Highway 431		Albertville	AL	35950-0163	MARSHALL
Gentiva Health Services (Certified), Inc.	1309 Antioch Road		Andalusia	AL	36420-3419	COVINGTON
Gentiva Certified HealthCare Corp.	409 East 10th Street	305	Anniston	AL	36207-4781	CALHOUN
Mid-South Home Health Agency, Inc.	905A South Clinton Street		Athens	AL	35611-3663	LIMESTONE
Mid-South Home Health Agency, Inc.	2305 Hand Ave.	4	Bay Minette	AL	36507	BALDWIN
Gentiva Certified HealthCare Corp.	919 Medical Center Drive		Bessemer	AL	35022-6080	JEFFERSON
Mid-South Home Health Agency, Inc.	2200 Riverchase Center	700	Birmingham	AL	35244-2915	SHELBY
Gentiva Certified HealthCare Corp.	1108 East Park Drive		Birmingham	AL	35235-2560	JEFFERSON
Mid-South Home Health Agency, Inc.	601 Shoffner Street	B	Brewton	AL	36426	ESCAMBIA
Mid-South Home Health Agency, Inc.	118 6th Street South		Clanton	AL	35045-3540	CHILTON
Mid-South Home Health Agency, Inc.	1217 Cullman Shopping Center NW		Cullman	AL	35055-2859	CULLMAN
Mid-South Home Health Agency, Inc.	9037 Independence Avenue	B	Daphne	AL	36526-7694	BALDWIN
Gentiva Certified HealthCare Corp.	2740 Headland Avenue		Dothan	AL	36303-1236	HOUSTON
Mid-South Home Health Agency, LLC	557 Glover Street	5	Enterprise	AL	36330-2070	COFFEE
Mid-South Home Health Agency, LLC	335 Macon Ave.		Eufaula	AL	36027-1898	BARBOUR
Mid-South Home Health Agency, Inc.	416 N. Seminary Street	1000	Florence	AL	35630-4689	LAUDERDALE
Gentiva Certified HealthCare Corp.	1390 N. McKenzie St.		Foley	AL	36535-2232	BALDWIN
Mid-South Home Health of Gadsden, Inc.	1214 Forest Avenue, NW		Fort Payne	AL	35967-3036	DE KALB
Mid-South Home Health Agency, LLC	101 North Lincoln Street		Geneva	AL	36340	GENEVA
Gentiva Certified HealthCare Corp.	12731 Hwy 17	3	Gilbertown	AL	36908-5229	CHOCTAW
Mid-South Home Health Agency, LLC	201 Greenville Bypass	4	Greenville	AL	36037-3772	BUTLER
Mid-South Home Health Agency, Inc.	303 Williams Avenue, Park Plaza	921 & 922	Huntsville	AL	35801-6012	MADISON
Mid-South Home Health Agency, Inc.	1458 Jones Dairy Road	100	Jasper	AL	35501-6111	WALKER
Mid-South Home Health Agency, Inc.	67 East Midtown Park		Mobile	AL	36606-4141	MOBILE
Mid-South Home Health Agency, Inc.	2511 Fairlane Drive	C-100	Montgomery	AL	36116-1650	MONTGOMERY
Mid-South Home Health Agency, Inc.	12521 Alabama Hwy. 157	E and F	Moulton	AL	35650-1937	LAWRENCE
Mid-South Home Health Agency, Inc.	716 State Street		Muscle Shoals	AL	35661-2940	Colbert
Mid-South Home Health Agency, LLC	1800 Highway 84 West		Opp	AL	36467-3520	COVINGTON
Mid-South Home Health Agency, Inc.	3319 Dr. John Haynes Dr.	4	Pell City	AL	35125-1583	SAINT CLAIR
Chattahoochee Valley Home Health, Inc.	River Chase Office Park, 5009 River Chase Dr., Bldg 100	C	Phenix City	AL	36867-7484	RUSSELL
Mid-South Home Health of Gadsden, Inc.	105 Seaboard Avenue		Piedmont	AL	36272-2001	CALHOUN

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Gentiva Certified HealthCare Corp.	1294-A East Main Street		Prattville	AL	36066-5527	AUTAUGA
Mid-South Home Health of Gadsden, Inc.	3225 Rainbow Drive	256	Rainbow City	AL	35906-5861	ETOWAH
Mid-South Home Health Agency, Inc.	12200 Highway 43 Bypass		Russellville	AL	35653-4737	FRANKLIN
Mid-South Home Health Agency, Inc.	102 Central Park Place		Selma	AL	36701-7757	DALLAS
Gentiva Certified HealthCare Corp.	1025 West Fort Williams St.		Sylacauga	AL	35150-2301	TALLADEGA
Mid-South Home Health Agency, LLC	1305 South Brundidge Street	F	Troy	AL	36081-3137	PIKE
Gentiva Health Services (USA), Inc.	3321 South 74th Street	B	Fort Smith	AR	72903	SEBASTIAN
Gentiva Certified HealthCare Corp.	3321 South 74th Street	B	Fort Smith	AR	72903	SEBASTIAN
Gentiva Certified HealthCare Corp.	3955 Central Avenue Unit 7		Hot Springs	AR	71913	GARLAND
Gentiva Health Services (USA), Inc.	3955 Central Avenue Unit 7		Hot Springs	AR	71913	GARLAND
Gentiva Certified HealthCare Corp.	4419 North Hwy. 7	314	Hot Springs Village	AR	71909-9301	Garland
Gentiva Health Services (USA), Inc.	4419 North Hwy. 7	314	Hot Springs Village	AR	71909-9301	Garland
Gentiva Certified HealthCare Corp.	204 Executive Court	100	Little Rock	AR	72205	PULASKI
Gentiva Health Services (USA), Inc.	204 Executive Court	100	Little Rock	AR	72205	PULASKI
Gentiva Certified HealthCare Corp.	2222 South Dobson Rd.	305	Mesa	AZ	85202-6490	MARICOPA
Gentiva Certified HealthCare Corp.	14050 North 83rd Ave.	150	Peoria	AZ	85381-5645	MARICOPA
Gentiva Certified HealthCare Corp.	16620 North 40th Street	D4	Phoenix	AZ	85032	MARICOPA
Gentiva Health Services (USA), Inc.	6400 E ElDorado Circle	120	Tucson	AZ	85715	PIMA
Gentiva Certified HealthCare Corp.	6400 E ElDorado Circle	120	Tucson	AZ	85715	PIMA
Gentiva Certified HealthCare Corp.	1503 North Imperial Avenue	106	El Centro	CA	92243	IMPERIAL
Gentiva Health Services (USA), Inc.	1503 North Imperial Avenue	106	El Centro	CA	92243	IMPERIAL
Gentiva Certified HealthCare Corp.	515 Lyell Dr.	102	Modesto	CA	95356	STANISLAUS
Gentiva Health Services (USA), Inc.	515 Lyell Dr.	102	Modesto	CA	95356	STANISLAUS
Gentiva Certified HealthCare Corp.	2281 Lava Ridge Court	150	Roseville	CA	95661-2805	PLACER
Gentiva Certified HealthCare Corp.	2525 Camino Del Rio South	220	San Diego	CA	92108-3719	SAN DIEGO
Gentiva Health Services (USA), Inc.	4030 Moorpark Ave.	251	San Jose	CA	95117-1807	SANTA CLARA
Gentiva Certified HealthCare Corp.	4030 Moorpark Ave.	251	San Jose	CA	95117-1807	SANTA CLARA
Gentiva Certified HealthCare Corp.	3220 S. Higuera St.	101	San Luis Obispo	CA	93401	SAN LUIS OBISPO
Gentiva Certified HealthCare Corp.	2850 S. Redhill Avenue	230	Santa Ana	CA	92705-5550	ORANGE
Gentiva Health Services (USA), Inc.	2850 S. Redhill Avenue	230	Santa Ana	CA	92705-5550	ORANGE
Gentiva Certified HealthCare Corp.	1260 North Dutton Avenue	150	Santa Rosa	CA	95401-4680	SONOMA
Gentiva Health Services (USA), Inc.	1260 North Dutton Avenue	150	Santa Rosa	CA	95401-4680	SONOMA
Gentiva Health Services (USA), Inc.	1776 West March Lane	150	Stockton	CA	95207-6412	SAN JOAQUIN
Gentiva Certified HealthCare Corp.	1776 West March Lane	150	Stockton	CA	95207-6412	SAN JOAQUIN
PHHC Acquisition Corp.	3650 Rebecca Lane		Colorado Springs	CO	80917-5005	El Paso
PHHC Acquisition Corp.	6000 Greenwood Plaza Blvd.	130	Greenwood Village	CO	80111-4817	Arapahoe
PHHC Acquisition Corp.	1074 Eagleridge Blvd.		Pueblo	CO	81008-2130	PUEBLO
Gentiva Health Services (USA), Inc.	83 Mill Plain Road		Danbury	CT	06811	FAIRFIELD
Gentiva Certified HealthCare Corp.	111 Founders Plaza 323 Pitkin Street	103	East Hartford	CT	06108	HARTFORD
Gentiva Certified HealthCare Corp.	30 Stanford Drive		Farmington	CT	06032	HARTFORD

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Gentiva Certified HealthCare Corp.	1952 Whitney Avenue		Hamden	CT	06517	NEW HAVEN
Gentiva Certified HealthCare Corp.	12 Cambridge Drive	1.1	Trumbull	CT	06611	FAIRFIELD
Gentiva Health Services (Certified), Inc.	2121 East Semoran Blvd.		Apopka	FL	32703-5710	ORANGE
Gentiva Health Services (Certified), Inc.	7593 Boynton Beach Blvd.	210	Boynton Beach	FL	33437-6162	PALM BEACH
Gentiva Health Services (Certified), Inc.	402 43rd Street West		Bradenton	FL	34209	Manatee
Gentiva Health Services (Certified), Inc.	624 North Main Street		Chiefland	FL	32626-1101	LEVY
Gentiva Health Services (Certified), Inc.	13630 58th St N	103	Clearwater	FL	33760-3734	PINELLAS
Gentiva Health Services (Certified), Inc.	2215 S. Ferdon Blvd. Court Plaza		Crestview	FL	32536-8458	OKALOOSA
Gentiva Health Services (Certified), Inc.	1717 North Clyde Morris Blvd.	140	Daytona Beach	FL	32117-5532	VOLUSIA
Gentiva Health Services (Certified), Inc.	756 Baldwin Ave.	C	Defuniak Springs	FL	32435
Gentiva Health Services (Certified), Inc.	801 North Stone Street		Deland	FL	32720-3255	VOLUSIA
Gentiva Health Services (Certified), Inc.	6100 W. Atlantic Avenue		Delray Beach	FL	33484	PALM BEACH
Gentiva Health Services (Certified), Inc.	4012 Commons Drive	104	Destin	FL	32541	OKALOOSA
Gentiva Health Services (Certified), Inc.	6811 Palisades Court	2	Fort Myers	FL	33912	LEE
Gentiva Health Services (Certified), Inc.	340 Beal Parkway NW	B	Fort Walton Beach	FL	32548-3924	OKALOOSA
Gentiva Health Services (Certified), Inc.	4011 NW 43rd Street	C	Gainesville	FL	32606-4609	ALACHUA
Gentiva Health Services (Certified), Inc.	8011 Philips Highway	4	Jacksonville	FL	32256-7459	DUVAL
Gentiva Health Services (Certified), Inc.	3296 North Greenwald Way		Kissimmee	FL	34741-0728	OSCEOLA
Gentiva Health Services (Certified), Inc.	1389 US Highway 90 West	190	Lake City	FL	32055-6149	COLUMBIA
Gentiva Health Services (Certified), Inc.	4935 Southfork Drive		Lakeland	FL	33813-2043	POLK
Gentiva Health Services (Certified), Inc.	11009 Gatewood Drive	101 & 102	Lakewood Ranch	FL	34211-4941	Manatee
Gentiva Health Services (Certified), Inc.	2417 North Lecanto Highway		Lecanto	FL	34461-9677	CITRUS
Gentiva Health Services (Certified), Inc.	1600 West Main Street		Leesburg	FL	34748-2811	LAKE
Gentiva Health Services (Certified), Inc.	112 Irvin Avenue SW		Live Oak	FL	32064-2214	SUWANNEE
Gentiva Health Services (Certified), Inc.	2491 Commercial Park Dr.		Marianna	FL	32448-2521	Jackson
Gentiva Health Services (Certified), Inc.	8247 Devereux Drive	103	Melbourne	FL	32940-8227	BREVARD
Access Home Health of Florida, Inc.	1333 Gateway Drive	1020	Melbourne	FL	32901-2648	BREVARD
Gentiva Health Services (Certified), Inc.	7200 NW 19th Street Bldg 4	114	Miami	FL	33126	DADE
Gentiva Health Services (Certified), Inc.	5050 Tamiami Trail North	Unit B	Naples	FL	34103-2801	COLLIER
Gentiva Health Services (Certified), Inc.	2215 East Fort King Street	C	Ocala	FL	34471-2566	MARION
Gentiva Health Services (Certified), Inc.	205 Zeagler Dr	401	Palatka	FL	32177-3887	PUTNAM
Gentiva Health Services (Certified), Inc.	8755 N. Military Trail		Palm Beach Gardens	FL	33410	PALM BEACH
Gentiva Health Services (Certified), Inc.	2931 Hwy 77 North		Panama City	FL	32405-4411	BAY
Gentiva Health Services (Certified), Inc.	4700 Bayou Blvd Bldg 4		Pensacola	FL	32503-2670	ESCAMBIA
Gentiva Health Services (Certified), Inc.	7901 SW 6th Ct.	110	Plantation	FL	33324-3248	Broward
Gentiva Health Services (Certified), Inc.	1504 Kings Highway	100	Port Charlotte	FL	33980-5240	CHARLOTTE
Gentiva Health Services (Certified), Inc.	590 NW Peacock Blvd.	1	Port Saint Lucie	FL	34986-2213	Saint Lucie

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Access Home Health of Florida, Inc.	1832 SE Port St. Lucie Blvd.		Port Saint Lucie	FL	34952-5545	SAINT LUCIE
Access Home Health of Florida, Inc.	2906 Falkenberg Road		Riverview	FL	33578-2554	HILLSBOROUGH
Gentiva Health Services (Certified), Inc.	6043 9th Avenue North		Saint Petersburg	FL	33710-6201	PINELLAS
Gentiva Health Services (Certified), Inc.	730 Lexington Green Lane		Sanford	FL	32771-1019	SEMINOLE
Gentiva Health Services (Certified), Inc.	2201 Cantu Court	200	Sarasota	FL	34232-6255	SARASOTA
Gentiva Health Services (Certified), Inc.	255 US Hwy 27 North		Sebring	FL	33870-2146	HIGHLANDS
Gentiva Health Services (Certified), Inc.	260 Mariner Boulevard		Spring Hill	FL	34609-5691	HERNANDO
Gentiva Health Services (Certified), Inc.	2450 Tim Gamble Place		Tallahassee	FL	32308-4383	LEON
Gentiva Health Services (Certified), Inc.	15619 Premiere Drive	104	Tampa	FL	33624-1332	HILLSBOROUGH
Gentiva Health Services (Certified), Inc.	830 South Park Ave.		Titusville	FL	32780	BREVARD
Gentiva Health Services (Certified), Inc.	1375 South Semoran, Bldg. 5	1311	Winter Park	FL	32792-5513	ORANGE
Gentiva Health Services (Certified), Inc.	8836 Gall Blvd.		Zephyrhills	FL	33541	PASCO
Gentiva Certified HealthCare Corp.	1303 Hightower Trail	140	Atlanta	GA	30350-2919	FULTON
Healthfield Home Health, Inc.	384 Northyards Blvd.	300	Atlanta	GA	30313-2441	FULTON
Healthfield of Statesboro, Inc.	2826 Hillcreek Drive	A	Augusta	GA	30909-5628	RICHMOND
Healthfield of Southwest Georgia, Inc.	430 East Shotwell Street		Bainbridge	GA	39819-4058	Decatur
Chattahoochee Valley Home Health, Inc.	730 Center Street	200	Columbus	GA	31901	MUSCOGEE
Healthfield Home Health, Inc.	2062 Eastside Drive		Conyers	GA	30013-1953	ROCKDALE
CHMG of Atlanta, Inc.	2080 Ronald Reagan Blvd	500	Cumming	GA	30041-0206	FORSYTH
CHMG of Griffin, Inc.	246 O’Dell Road, Unit 5		Griffin	GA	30224-4880	SPALDING
Healthfield Home Health, Inc.	1075 Old Norcross Road	S	Lawrenceville	GA	30046-3302	GWINNETT
Healthfield Home Health, Inc.	1395 S. Marietta Pkwy.	910	Marietta	GA	30067-7830	COBB
CHMG of Griffin, Inc.	10 Bledsoe Road	C	Newnan	GA	30265-1044	COWETA
Healthfield Home Health, Inc.	504 Riverside Parkway	300	Rome	GA	30161-2979	FLOYD
Gentiva Certified HealthCare Corp.	401 Mall Blvd.	202-C	Savannah	GA	31406-4834	CHATHAM
Healthfield of Statesboro, Inc.	1525 Fair Road, (Mail: P. O. Box 1452, zip 30459-1452)	C	Statesboro	GA	30458-6025	BULLOCH
Healthfield Home Health, Inc.	204 Business Center Drive		Stockbridge	GA	30281-9025	HENRY
CHMG of Griffin, Inc.	845 South Carroll Road	C & D	Villa Rica	GA	30180-7035	CARROLL
Gentiva Health Services (USA), Inc.	1067 N. Center Point Road		Hiawatha	IA	52233-1231	LINN
Gentiva Certified HealthCare Corp.	1067 N. Center Point Road		Hiawatha	IA	52233-1231	LINN
Gentiva Certified HealthCare Corp.	Box 306 Junction Highway 9 & 71		Spirit Lake	IA	51360	DICKINSON
Gentiva Health Services (USA), Inc.	Box 306 Junction Highway 9 & 71		Spirit Lake	IA	51360	DICKINSON
Gentiva Certified HealthCare Corp.	3737 Westown Parkway	2C	West Des Moines	IA	50266	POLK
Gentiva Health Services (USA), Inc.	3737 Westown Parkway	2C	West Des Moines	IA	50266	POLK
Gentiva Certified HealthCare Corp.	1230 Northwood Center Ct.	C	Coeur D Alene	ID	83814-4940	KOOTENAI
Gentiva Certified HealthCare Corp.	7501 North University	118	Peoria	IL	61614	PEORIA
Gentiva Certified HealthCare Corp.	1600 Fourth Ave	201	Rock Island	IL	61201	ROCK ISLAND

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Gentiva Certified HealthCare Corp.	701 East County Line Road	#205	Greenwood	IN	46143-1071	Johnson
Gentiva Health Services (USA), Inc.	8606 Allisonville Rd	350	Indianapolis	IN	46250	Marion
Gentiva Certified HealthCare Corp.	8606 Allisonville Rd	350	Indianapolis	IN	46250	Marion
Gentiva Certified HealthCare Corp.	1318 W 6th ST		Marion	IN	46953	Grant
Gentiva Health Services (USA), Inc.	1318 W 6th ST		Marion	IN	46953	Grant
Gentiva Health Services (USA), Inc.	2801 North Oakwood Avenue		Muncie	IN	47304	DELAWARE
Gentiva Certified HealthCare Corp.	2801 North Oakwood Avenue		Muncie	IN	47304	DELAWARE
Gentiva Certified HealthCare Corp.	11011 King Street	115	Overland Park	KS	66210	JOHNSON
Gentiva Certified HealthCare Corp.	105 Citation Dr	B	Danville	KY	40422-8633	BOYLE
Gentiva Certified HealthCare Corp.	2114 Chamber Center Drive		Fort Mitchell	KY	41017-1669	KENTON
Gentiva Certified HealthCare Corp.	540 Noel Avenue		Hopkinsville	KY	42240-1386	CHRISTIAN
Gentiva Health Services (USA), Inc.	540 Noel Avenue		Hopkinsville	KY	42240-1386	CHRISTIAN
Gentiva Certified HealthCare Corp.	2020 Liberty Rd.	115	Lexington	KY	40505-4257	FAYETTE
Gentiva Certified HealthCare Corp.	710 Executive Park		Louisville	KY	40207-4207	JEFFERSON
Gentiva Certified HealthCare Corp.	140 Stonecrest Road	203	Shelbyville	KY	40065-8144	Shelby
Gentiva Certified HealthCare Corp.	132 Frontier Blvd.	206	Stanford	KY	40484-8513	Lincoln
Gentiva Certified HealthCare Corp.	710 Versailles Blvd.		Alexandria	LA	71303-2351	Rapides
Gentiva Certified HealthCare Corp.	920 Pierremont Rd.	520	Shreveport	LA	71106	CADDO
Gentiva Health Services (USA), Inc.	644 B Pleasant Street		Attleboro	MA	02703	BRISTOL
Gentiva Certified HealthCare Corp.	275 Martine Street Suite 104		Fall River	MA	02723-1500	BRISTOL
Gentiva Health Services (USA), Inc.	275 Martine Street Suite 104		Fall River	MA	02723-1500	BRISTOL
Gentiva Health Services (USA), Inc.	1 Arch Place, 2nd Floor Middle		Greenfield	MA	01301	FRANKLIN
Gentiva Certified HealthCare Corp.	1 Arch Place, 2nd Floor Middle		Greenfield	MA	01301	FRANKLIN
Gentiva Health Services (USA), Inc.	220 Sutton Street		North Andover	MA	01845	ESSEX
Gentiva Certified HealthCare Corp.	220 Sutton Street		North Andover	MA	01845	ESSEX
Gentiva Health Services (USA), Inc.	2 South Street Berkshire Commons	180	Pittsfield	MA	01201	BERKSHIRE
Gentiva Certified HealthCare Corp.	2 South Street Berkshire Commons	180	Pittsfield	MA	01201	BERKSHIRE
Gentiva Health Services (USA), Inc.	40 Court Street		Plymouth	MA	02360	PLYMOUTH
Gentiva Certified HealthCare Corp.	40 Court Street		Plymouth	MA	02360	PLYMOUTH
Gentiva Health Services (USA), Inc.	100 Congress Street		Quincy	MA	02169	NORFOLK
Gentiva Certified HealthCare Corp.	100 Congress Street		Quincy	MA	02169	NORFOLK
Gentiva Health Services (USA), Inc.	23 V-2 Whites Path		South Yarmouth	MA	02664	BARNSTABLE
Gentiva Certified HealthCare Corp.	23 V-2 Whites Path		South Yarmouth	MA	02664	BARNSTABLE
Gentiva Certified HealthCare Corp.	2073 Roosevelt Avenue		Springfield	MA	01104	HAMPDEN
Gentiva Health Services (USA), Inc.	2073 Roosevelt Avenue		Springfield	MA	01104	HAMPDEN
Gentiva Certified HealthCare Corp.	9700 Patuxent Woods Drive	120	Columbia	MD	21046-2939	HOWARD
Gentiva Health Services (USA), Inc.	9700 Patuxent Woods Drive	120	Columbia	MD	21046-2939	HOWARD
Gentiva Health Services (USA), Inc.	8028 Ritchie Highway	308	Pasadena	MD	21122	ANNE ARUNDEL
Gentiva Certified HealthCare Corp.	8028 Ritchie Highway	308	Pasadena	MD	21122	ANNE ARUNDEL
Gentiva Certified HealthCare Corp.	10230 New Hampshire Ave.		Silver Spring	MD	20903	Montgomery
Gentiva Health Services (USA), Inc.	10230 New Hampshire Ave.		Silver Spring	MD	20903	Montgomery
Gentiva Certified HealthCare Corp.	8600 LaSalle Rd. Chester Building	500	Towson	MD	21286	BALTIMORE
Gentiva Health Services (USA), Inc.	8600 LaSalle Rd. Chester Building	500	Towson	MD	21286	BALTIMORE
Gentiva Certified HealthCare Corp.	175 Exchange Street	100	Bangor	ME	04401-6537	PENOBSCOT
Gentiva Certified HealthCare Corp.	881 Forest Avenue		Portland	ME	04103	CUMBERLAND
Gentiva Certified HealthCare Corp.	883 Main St	1	Sanford	ME	04073	YORK
Gentiva Health Services (USA), Inc.	203 Clark Street		Adrian	MI	49221

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Gentiva Health Services (USA), Inc.	555 Briarwood Circle		Ann Arbor	MI	48108-1686	WASHTENAW
Gentiva Certified HealthCare Corp.	555 Briarwood Circle		Ann Arbor	MI	48108-1686	WASHTENAW
Gentiva Health Services (USA), Inc.	2512 Carpenter Road	101A	Ann Arbor	MI	48108	WASHTENAW
Gentiva Certified HealthCare Corp.	3497 Coolidge Road	A	East Lansing	MI	48823-6366	INGHAM
Gentiva Health Services (USA), Inc.	3497 Coolidge Road	A	East Lansing	MI	48823-6366	INGHAM
Gentiva Certified HealthCare Corp.	2377 South Linden Rd.		Flint	MI	48532-5430	Genesee
Gentiva Health Services (USA), Inc.	2377 South Linden Rd.		Flint	MI	48532-5430	Genesee
Gentiva Certified HealthCare Corp.	2040 Ray Brook SE	301	Grand Rapids	MI	49546	KENT
Gentiva Health Services (USA), Inc.	2040 Ray Brook SE	301	Grand Rapids	MI	49546	KENT
Gentiva Certified HealthCare Corp.	1001 W. Michigan, Suite C		Jackson	MI	49202	JACKSON
Gentiva Certified HealthCare Corp.	5401 Portage Rd.		Kalamazoo	MI	49002	KALAMAZOO
Gentiva Health Services (USA), Inc.	5401 Portage Rd.		Kalamazoo	MI	49002	KALAMAZOO
Gentiva Health Services (USA), Inc.	2 Crocker	102A	Mount Clemens	MI	48043	MACOMB
Gentiva Certified HealthCare Corp.	5906 Commerce Centre Dr		Muskegon Heights	MI	49444	Muskegon
Gentiva Health Services (USA), Inc.	5906 Commerce Centre Dr		Muskegon Heights	MI	49444	Muskegon
Gentiva Health Services (USA), Inc.	3060 Boardwalk Drive		Saginaw	MI	48603	SAGINAW
Gentiva Certified HealthCare Corp.	3060 Boardwalk Drive		Saginaw	MI	48603	SAGINAW
Gentiva Certified HealthCare Corp.	29840 Telegraph Rd.		Southfield	MI	48034	OAKLAND
Gentiva Health Services (USA), Inc.	29840 Telegraph Rd.		Southfield	MI	48034	OAKLAND
Gentiva Certified HealthCare Corp.	2626 East 82nd Street		Bloomington	MN	55425	HENNEPIN
Gentiva Health Services (USA), Inc.	2626 East 82nd Street		Bloomington	MN	55425	HENNEPIN
Gentiva Certified HealthCare Corp.	925 East Superior St	104	Duluth	MN	55802	SAINT LOUIS
Gentiva Health Services (USA), Inc.	925 East Superior St	104	Duluth	MN	55802	SAINT LOUIS
Gentiva Certified HealthCare Corp.	1970 Oakcrest Avenue	107	Roseville	MN	55113	RAMSEY
Gentiva Health Services (USA), Inc.	1970 Oakcrest Avenue	107	Roseville	MN	55113	RAMSEY
Gentiva Certified HealthCare Corp.	12125 Woodcrest Executive Dr.	340	Creve Coeur	MO	63141	SAINT LOUIS
Gentiva Certified HealthCare Corp.	6501 E Commerce	140	Kansas City	MO	64120	Jackson
Gentiva Certified HealthCare Corp.	3521 Ralph Powell Road	B	Lee’S Summit	MO	64064-2360	Jackson
Home Health Care Affiliates of Mississippi, Inc.	70 Hwy 25 S, P O Box 406		Aberdeen	MS	39730	MONROE
Home Health Care Affiliates of Mississippi, Inc.	9630 MS Hwy 15 (Phys loc. only - See comments for mail)		Ackerman	MS	39735	CHOCTAW
Home Health Care Affiliates of Mississippi, Inc.	802 North Main Street		Amory	MS	38821	MONROE
Gilbert’s Home Health Agency, Inc.	200 South Second St. (P. O. Box 4208, Tupelo, MS 38803)		Booneville	MS	38829-3207	Prentiss
Home Health Care Affiliates of Mississippi, Inc.	104 Legion Ave		Calhoun City	MS	38916-6600	CALHOUN
Home Health Care Affiliates of Mississippi, Inc.	189 Park Creek Dr		Columbus	MS	39705-1308	Lowndes
Home Health Care Affiliates of Central MS, LLC	403 NW Depot St		Durant	MS	39063	HOLMES
Home Health Care Affiliates of Central MS, LLC	106 Riverview Drive		Flowood	MS	39232-8908	Rankin
Home Health Care Affiliates of Mississippi, Inc.	1300 Sunset Dr	Suite H	Grenada	MS	38901	GRENADA
VanWinkle Home Health Care, Inc.	208 West Green St		Hazlehurst	MS	39083	COPIAH
VanWinkle Home Health Care, Inc.	213 1/2 Caldwell Dr		Hazlehurst	MS	39083	Copiah
Home Health Care Affiliates of Mississippi, Inc.	337 E Madison St	Suite 4	Houston	MS	38851	CHICKASAW
Home Health Care Affiliates of Mississippi, Inc.	212 Hwy 12 W		Kosciusko	MS	39090	Attala
Home Health Care Affiliates of Mississippi, Inc.	415 S Jefferson		Macon	MS	39341	Noxubee

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Home Health Care Affiliates of Central MS, LLC	201 2nd Ave SE		Magee	MS	39111-3624	SIMPSON
VanWinkle Home Health Care, Inc.	119-D W Presley		Mc Comb	MS	39648	PIKE
Gentiva Certified HealthCare Corp.	5009 Highway 493		Meridian	MS	39305	Lauderdale
Home Health Care Affiliates of Central MS, LLC	5325 Hwy 80		Morton	MS	39117-3704	SCOTT
Gilbert’s Home Health Agency, Inc.	403 Doctors Dr (P. O. Box 4208, Tupelo, MS 38803)		New Albany	MS	38652-3110	UNION
Gilbert’s Home Health Agency, Inc.	2168 Lamar Blvd		Oxford	MS	38655	Lafayette
Home Health Care Affiliates of Mississippi, Inc.	584 East Main St.	Suite B-2	Philadelphia	MS	39350	NESHOBA
Gilbert’s Home Health Agency, Inc.	404 E Walnut St (P. O. Box 4208, Tupelo, MS 38803)		Ripley	MS	38663-2112	TIPPAH
Home Health Care Affiliates of Mississippi, Inc.	1099 Stark Road		Starkville	MS	39759-3565	Oktibbeha
Gilbert’s Home Health Agency, Inc.	2633 Lawndale Dr		Tupelo	MS	38801-6709	LEE
Home Health Care Affiliates of Central MS, LLC	2710 Sherman Ave		Vicksburg	MS	39183-6639	WARREN
Home Health Care Affiliates of Mississippi, Inc.	418B N Applegate		Winona	MS	38967	MONTGOMERY
Home Health Care Affiliates of Central MS, LLC	805 1/2 E 15th St		Yazoo City	MS	39194	YAZOO
Gentiva Health Services (USA), Inc.	237 North Fayetteville Street	C	Asheboro	NC	27203-5573	RANDOLPH
Gentiva Certified HealthCare Corp.	237 North Fayetteville Street	C	Asheboro	NC	27203-5573	RANDOLPH
Capital CareResources, Inc.	69 Turtle Creek Drive		Asheville	NC	28803-3104	BUNCOMBE
Gentiva Health Services (USA), Inc.	8520 Cliff Cameron Dr	140	Charlotte	NC	28269-0013	MECKLENBURG
Gentiva Certified HealthCare Corp.	8520 Cliff Cameron Dr	140	Charlotte	NC	28269-0013	MECKLENBURG
Capital CareResources, Inc.	9009-C Perimeter Woods Drive		Charlotte	NC	28216-0040	MECKLENBURG
Total Care Home Health of North Carolina, Inc.	11111 Carmel Commons Blvd.	350	Charlotte	NC	28226	MECKLENBURG
Capital CareResources, Inc.	249 East NC Highway 54	310	Durham	NC	27713-2490	DURHAM
Capital CareResources, Inc.	600 Stellata Drive	602	Fuquay Varina	NC	27526	WAKE
Gentiva Certified HealthCare Corp.	543 Cox Road	B7	Gastonia	NC	28053	Gaston
Gentiva Health Services (USA), Inc.	543 Cox Road	B7	Gastonia	NC	28053	Gaston
Total Care Home Health of North Carolina, Inc.	710 Marietta St. South	B	Gastonia	NC	28052-4354	GASTON
Tar Heel Health Care Services, Inc.	1299-F Parkway Center		Goldsboro	NC	27534-3491	WAYNE
Gentiva Certified HealthCare Corp.	1002 North Church Street		Greensboro	NC	27401-1439	GUILFORD
Gentiva Health Services (USA), Inc.	1002 North Church Street		Greensboro	NC	27401-1439	GUILFORD
Eastern Carolina Home Health Agency, Inc.	1970 West Arlington Blvd.	B-2	Greenville	NC	27834-5783	PITT
Gentiva Certified HealthCare Corp.	1144 Lenoir Rhyne Blvd., SE		Hickory	NC	28602-5168	CATAWBA
Gentiva Health Services (USA), Inc.	1144 Lenoir Rhyne Blvd., SE		Hickory	NC	28602-5168	CATAWBA
Total Care Home Health of North Carolina, Inc.	720 23rd Street NW		Hickory	NC	28601-4528	CATAWBA
Gentiva Health Services (USA), Inc.	297 East 22nd Street		Kannapolis	NC	28083-2607	ROWAN
Gentiva Certified HealthCare Corp.	297 East 22nd Street		Kannapolis	NC	28083-2607	ROWAN
Capital CareResources, Inc.	720 Parke Centre (PO Box 859)	A	Kernersville	NC	27284-3779	FORSYTH
Capital CareResources, Inc.	167 Moore Road		King	NC	27021-8770	STOKES

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Tar Heel Health Care Services, Inc.	2111-C North Queen Street		Kinston	NC	28501-1647	LENOIR
Total Care Home Health of North Carolina, Inc.	2160 Commerce Drive	D	Monroe	NC	28110-2839	UNION
Gentiva Health Services (USA), Inc.	136 Fairview Road	110	Mooresville	NC	28117-9518	IREDELL
Gentiva Certified HealthCare Corp.	136 Fairview Road	110	Mooresville	NC	28117-9518	IREDELL
Home Health Care of Carteret County, Inc.	Cypress Bay Plaza, 5167 US Hwy 70 West	100	Morehead City	NC	28557-4535	CARTERET
Total Care Home Health of North Carolina, Inc.	905 Cherry Street	10	North Wilkesboro	NC	28659-4252	WILKES
Tar Heel Health Care Services, Inc.	206 S. Turner Street		Pink Hill	NC	28572-7880	LENOIR
Tar Heel Health Care Services, Inc.	P. O. Box 399, 124 Main Street		Pollocksville	NC	28573-5000	JONES
Capital CareResources, Inc.	3301 Benson Drive	222	Raleigh	NC	27609-7362	WAKE
Eastern Carolina Home Health Agency, Inc.	4013 Capital Drive		Rocky Mount	NC	27804-3123	NASH
Total Care Home Health of North Carolina, Inc.	205 East Council Street	C	Salisbury	NC	28144-5067	ROWAN
Total Care Home Health of North Carolina, Inc.	425 Cherryville Road	A	Shelby	NC	28150-3651	CLEVELAND
Total Care Home Health of North Carolina, Inc.	1661 Davie Avenue		Statesville	NC	28677-3519	IREDELL
Eastern Carolina Home Health Agency, Inc.	906 West 15th Street		Washington	NC	27889-3533	BEAUFORT
Eastern Carolina Home Health Agency, Inc.	2801 S-3 Ward Blvd.		Wilson	NC	27893	WILSON
Gentiva Certified HealthCare Corp.	145 Kimel Park Drive	140	Winston Salem	NC	27103	FORSYTH
Gentiva Health Services (USA), Inc.	145 Kimel Park Drive	140	Winston Salem	NC	27103	FORSYTH
Total Care Home Health of North Carolina, Inc.	145 Kimel Park Drive	200	Winston Salem	NC	27103	FORSYTH
Gentiva Certified HealthCare Corp.	3187 Peters Creek Parkway		Winston-Salem	NC	27127-4713	FORSYTH
Total Care Home Health of Louisburg, Inc.	74 Wheaton Avenue		Youngsville	NC	27596-8691	FRANKLIN
Gentiva Health Services (USA), Inc.	8055 O Street	111	Lincoln	NE	68510	LANCASTER
Gentiva Certified HealthCare Corp.	8055 O Street	111	Lincoln	NE	68510	LANCASTER
Gentiva Certified HealthCare Corp.	11211 John Galt Blvd		Omaha	NE	68137	DOUGLAS
Gentiva Certified HealthCare Corp.	6400 Jefferson NE	101	Albuquerque	NM	87109	Bernalillo
Gentiva Health Services (USA), Inc.	6400 Jefferson NE	101	Albuquerque	NM	87109	Bernalillo
Gentiva Health Services (USA), Inc.	1850 Old Pecos Trail	H	Santa Fe	NM	87505
Gentiva Certified HealthCare Corp.	505 East Capovilla	104	Las Vegas	NV	89119	CLARK
Gentiva Health Services (USA), Inc.	505 East Capovilla	104	Las Vegas	NV	89119	CLARK
Gentiva Certified HealthCare Corp.	5425 Louie Lane	B	Reno	NV	89511	WASHOE
Gentiva Health Services (USA), Inc.	5425 Louie Lane	B	Reno	NV	89511	WASHOE
Quality Care-USA, Inc.	501 New Karner Road	3	Albany	NY	12205-3882	ALBANY
Quality Care-USA, Inc.	188 Genesee St	211	Auburn	NY	13021-3326	CAYUGA
QC-Medi New York, Inc.	188 Genesee St	211	Auburn	NY	13021-3326	CAYUGA
QC-Medi New York, Inc.	Malta Commons Business Park 100 Saratoga Village Blvd	5	Ballston Spa (Malta)	NY	12020-3703	SARATOGA
QC-Medi New York, Inc.	1249 Front Street	110	Binghamton	NY	13905-1125	BROOME
Quality Care-USA, Inc.	1249 Front Street	110	Binghamton	NY	13905-1125	BROOME
New York HealthCare Services, Inc.	50 Court St,	1202	Brooklyn	NY	11201-4867	New York City
Quality Care-USA, Inc.	50 Court St,	1202	Brooklyn	NY	11201-4867	New York City
Quality Care-USA, Inc.	1526 Walden Avenue	900	Cheektowaga	NY	14225-4985	ERIE

Legal Name	Street Address	Suite	City	ST	Zip Code	County
QC-Medi New York, Inc.	11849 East Corning Road	108	Corning	NY	14830	STEUBEN
Quality Care-USA, Inc.	11849 East Corning Road	108	Corning	NY	14830	STEUBEN
QC-Medi New York, Inc.	888 Veterans Memorial Highway	210	Hauppauge	NY	11788-2940	SUFFOLK
Quality Care-USA, Inc.	888 Veterans Memorial Highway	210	Hauppauge	NY	11788-2940	SUFFOLK
QC-Medi New York, Inc.	200 Elwood Davis Rd		Liverpool	NY	13088-6184	ONONDAGA
Quality Care-USA, Inc.	200 Elwood Davis Rd		Liverpool	NY	13088-6184	ONONDAGA
New York HealthCare Services, Inc.	75-06 Eliot Avenue	3	Middle Village	NY	11379	QUEENS
Gentiva Services of New York, Inc.	419 East Main Street	102	Middletown	NY	10940-2552	ORANGE
Quality Care-USA, Inc.	45 South Broad St.		Norwich	NY	13815	CHENANGO
QC-Medi New York, Inc.	45 South Broad St.		Norwich	NY	13815	CHENANGO
Quality Care-USA, Inc.	335 West First Street, 2nd Floor		Oswego	NY	13126-3655	OSWEGO
QC-Medi New York, Inc.	335 West First Street, 2nd Floor		Oswego	NY	13126-3655	OSWEGO
Quality Care-USA, Inc.	877 East Main St.		Riverhead	NY	11901-2521	SUFFOLK
QC-Medi New York, Inc.	877 East Main St.		Riverhead	NY	11901-2521	SUFFOLK
Quality Care-USA, Inc.	833-111 East Brighton Avenue Brighton Tower II		Syracuse	NY	13205	ONONDAGA
Quality Care-USA, Inc.	865 Merrick Avenue 3rd Floor		Westbury	NY	11590-6694	NASSAU
QC-Medi New York, Inc.	865 Merrick Avenue 3rd Floor		Westbury	NY	11590-6694	NASSAU
Quality Care-USA, Inc.	7-11 South Broadway	208	White Plains	NY	10601-3546	WESTCHESTER
QC-Medi New York, Inc.	7-11 South Broadway	208	White Plains	NY	10601-3546	WESTCHESTER
Gentiva Certified HealthCare Corp.	495 Portage Lakes Dr.		Akron	OH	44319	SUMMIT
Gentiva Health Services (USA), Inc.	495 Portage Lakes Dr.		Akron	OH	44319	SUMMIT
Gentiva Health Services (USA), Inc.	8170 South Avenue, Bldg. 2	D	Boardman	OH	44512-6434	MAHONING
Gentiva Certified HealthCare Corp.	8170 South Avenue, Bldg. 2	D	Boardman	OH	44512-6434	MAHONING
Gentiva Health Services (USA), Inc.	959 Illinois Ave.	B	Maumee	OH	43537-1744	LUCAS
Gentiva Certified HealthCare Corp.	959 Illinois Ave.	B	Maumee	OH	43537-1744	LUCAS
Gentiva Certified HealthCare Corp.	1202 W. Willow Road	D	Enid	OK	73703	GARFIELD
Gentiva Health Services (USA), Inc.	1202 W. Willow Road	D	Enid	OK	73703	GARFIELD
Gentiva Certified HealthCare Corp.	804 E. Jackson Street		Hugo	OK	74743	CHOCTAW
Gentiva Health Services (USA), Inc.	804 E. Jackson Street		Hugo	OK	74743	CHOCTAW
Gentiva Health Services (USA), Inc.	2210 West Gore Blvd	3	Lawton	OK	73501	COMANCHE
Gentiva Certified HealthCare Corp.	2210 West Gore Blvd	3	Lawton	OK	73501	COMANCHE
Gentiva Certified HealthCare Corp.	3501 Northwest 63rd Street	110-B	Oklahoma City	OK	73116	OKLAHOMA
Gentiva Health Services (USA), Inc.	3501 Northwest 63rd Street	110-B	Oklahoma City	OK	73116	OKLAHOMA
Gentiva Health Services (USA), Inc.	408 So. 8th Avenue		Stroud	OK	74079	LINCOLN
Gentiva Certified HealthCare Corp.	408 So. 8th Avenue		Stroud	OK	74079	LINCOLN
Gentiva Certified HealthCare Corp.	Triad One Building 7666 East 61st St.	340	Tulsa	OK	74133	TULSA
Gentiva Health Services (USA), Inc.	Triad One Building 7666 East 61st St.	340	Tulsa	OK	74133	TULSA
Gentiva Certified HealthCare Corp.	16760 SW Upper Boones Ferry Rd	106	Portland	OR	97224	WASHINGTON
Gentiva Certified HealthCare Corp.	799 Northern Blvd.		Clarks Summit	PA	18411	LACKAWANNA
Gentiva Health Services (USA), Inc.	414 East Drinker Street	302D	Dunmore	PA	18512	Lackawanna
Gentiva Certified HealthCare Corp.	800 New Holland Avenue		Lancaster	PA	17602	LANCASTER
Gentiva Certified HealthCare Corp.	1250 N. 9th St.		Stroudsburg	PA	18360-7800	MONROE
Gentiva Certified HealthCare Corp.	1065 Highway 315, Cross Creek Point	301	Wilkes Barre	PA	18702	LUZERNE
Capital CareResources of South Carolina, Inc.	1704 E. Greenville St.		Anderson	SC	29621-7914	ANDERSON

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Capital CareResources of South Carolina, Inc.	810 Dutch Square Blvd.	206	Columbia	SC	29210-7318	RICHLAND
Total Care Home Health of North Carolina, Inc.	517 Chesnee Highway	C & D	Gaffney	SC	29341-2709	Cherokee
Capital CareResources of South Carolina, Inc.	430 Roper Mountain Road	E-1	Greenville	SC	29615-4243	GREENVILLE
Total Care Home Health of South Carolina, Inc.		4101 Mayfair Street		Myrtle Beach	SC	29577-5770
Gentiva Certified HealthCare Corp.	4975 Lacross Road	101	North Charleston	SC	29406-6531	CHARLESTON
Total Care Home Health of North Carolina, Inc.	420 South Herlong Ave.	101	Rock Hill	SC	29732-1091	YORK
Capital CareResources of South Carolina, Inc.	10 Accountants Circle, The Commons		Seneca	SC	29678-2670	OCONEE
Capital CareResources of South Carolina, Inc.	110 Garner Road	14	Spartanburg	SC	29303-3155	SPARTANBURG
Total Care Home Health of North Carolina, Inc.	1261 South Duncan Bypass (Mail: PO Box 625, zip 29379-0625)		Union	SC	29379-7218	UNION
Gentiva Certified HealthCare Corp.	951 Eastgate Loop Bldg 5700	100	Chattanooga	TN	37411-4083	HAMILTON
Gentiva Certified HealthCare Corp.	2412 Susannah Street	1	Johnson City	TN	37601-1726	WASHINGTON
Gentiva Certified HealthCare Corp.	2004 American Way	121	Kingsport	TN	37660-5892	SULLIVAN
Gentiva Certified HealthCare Corp.	6223 Highland Place Way		Knoxville	TN	37919-4024	KNOX
Healthfield of Tennessee, Inc.	115 Winwood Dr.	101	Lebanon	TN	37087-1343	WILSON
Healthfield of Tennessee, Inc.	2459 Smithville Highway		Mc Minnville	TN	37110-6571	WARREN
Gentiva Certified HealthCare Corp.	618 Grassmere Park Drive	6	Nashville	TN	37211-3677	DAVIDSON
Gentiva Certified HealthCare Corp.	8122 Sawyer Brown Road	206	Nashville	TN	37221-1423	DAVIDSON
Healthfield of Tennessee, Inc.	695 President Place	200	Smyrna	TN	37167-5681	RUTHERFORD
Healthfield of Tennessee, Inc.	1970 North Jackson Street		Tullahoma	TN	37388-8240	COFFEE
Gentiva Health Services (USA), Inc.	1600 W 38th St	202	Austin	TX	78731	TRAVIS
Gentiva Certified HealthCare Corp.	1600 W 38th St	202	Austin	TX	78731	TRAVIS
Gentiva Health Services (USA), Inc.	1901 Central Dr	105	Bedford	TX	76021	TARRANT
Gentiva Certified HealthCare Corp.	1901 Central Dr	105	Bedford	TX	76021	TARRANT
Gentiva Health Services (USA), Inc.	13700 Veterans Memorial	410	Houston	TX	77014	HARRIS
Gentiva Certified HealthCare Corp.	13700 Veterans Memorial	410	Houston	TX	77014	HARRIS
Gentiva Certified HealthCare Corp.	10100 W. Sam Houston Parkway South	360	Houston	TX	77099	HARRIS
Gentiva Health Services (USA), Inc.	4953 N. O’Connor Blvd.		Irving	TX	75062	DALLAS
Gentiva Certified HealthCare Corp.	1040 North Walnut	D	New Braunfels	TX	78130	COMAL
Gentiva Health Services (USA), Inc.	1040 North Walnut	D	New Braunfels	TX	78130	COMAL
Gentiva Health Services (USA), Inc.	4403 NW Loop 410		San Antonio	TX	78229-5122	BEXAR
Gentiva Certified HealthCare Corp.	4403 NW Loop 410		San Antonio	TX	78229-5122	BEXAR
Gentiva Certified HealthCare Corp.	444 South Main Street	C-8	Cedar City	UT	84720-3442	IRON
Gentiva Certified HealthCare Corp.	2317 N. Hill Field Road	103	Layton	UT	84041	DAVIS
Gentiva Health Services (USA), Inc.	2317 N. Hill Field Road	103	Layton	UT	84041	DAVIS
Gentiva Certified HealthCare Corp.	384 North Main		Nephi	UT	84648	JUAB
Gentiva Certified HealthCare Corp.	204 West 540 North		Orem	UT	84057	UTAH
Gentiva Certified HealthCare Corp.	488 East 6400 South	100	Salt Lake City	UT	84107-7596	SALT LAKE
Gentiva Health Services (USA), Inc.	488 East 6400 South	100	Salt Lake City	UT	84107-7596	SALT LAKE
Gentiva Certified HealthCare Corp.	50 East 100 South	200	St George	UT	84770	WASHINGTON
Gentiva Health Services (USA), Inc.	50 East 100 South	200	St George	UT	84770	WASHINGTON

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Gentiva Certified HealthCare Corp.	1097 North Franklin Street		Christiansburg	VA	24073-1421	MONTGOMERY
Gentiva Certified HealthCare Corp.	1928 Thomson Drive		Lynchburg	VA	24501-1009	LYNCHBURG CITY
Gentiva Certified HealthCare Corp.	2601 Willard Road	101	Richmond	VA	23294-3638	HENRICO
Gentiva Certified HealthCare Corp.	5306 Peters Creek Rd., Executive Pk	D	Roanoke	VA	24019-3874	BOTETOURT
Gentiva Certified HealthCare Corp.	230 Clearfield Avenue	106	Virginia Beach	VA	23462-1832	VIRGINIA BEACH C
Gentiva Certified HealthCare Corp.	10940 NE 33rd Place	103	Bellevue	WA	98004-1432	KING
Gentiva Health Services (USA), Inc.	10940 NE 33rd Place	103	Bellevue	WA	98004-1432	KING
Gentiva Certified HealthCare Corp.	4060 Wheaton Way Bldg A	2A	Bremerton	WA	98310	KITSAP
Gentiva Health Services (USA), Inc.	4060 Wheaton Way Bldg A	2A	Bremerton	WA	98310	KITSAP
Gentiva Health Services (USA), Inc.	728 134th SW	203	Everett	WA	98204	SNOHOMISH
Gentiva Certified HealthCare Corp.	728 134th SW	203	Everett	WA	98204	SNOHOMISH
Gentiva Health Services (USA), Inc.	20829 72nd Ave South	125	Kent	WA	98032	KING
Gentiva Certified HealthCare Corp.	20829 72nd Ave South	125	Kent	WA	98032	KING
Gentiva Certified HealthCare Corp.	2913 NE 5th Avenue, 2nd Floor Wynstone Professional Building		Puyallup	WA	98372-6734	PIERCE
Gentiva Health Services (USA), Inc.	2913 NE 5th Avenue, 2nd Floor Wynstone Professional Building		Puyallup	WA	98372-6734	PIERCE
Gentiva Certified HealthCare Corp.	115 NE 100th Street Bldg A	250	Seattle	WA	98125-8099	KING
Gentiva Health Services (USA), Inc.	115 NE 100th Street Bldg A	250	Seattle	WA	98125-8099	KING
Gentiva Certified HealthCare Corp.	9718 N. Morton Court		Spokane	WA	99218-3816	SPOKANE
Gentiva Certified HealthCare Corp.	1908 N Dale Lane		Spokane Valley	WA	99212-2245	SPOKANE
Gentiva Health Services (USA), Inc.	1908 N Dale Lane		Spokane Valley	WA	99212-2245	SPOKANE
Gentiva Health Services (USA), Inc.	4020 South 56th St.	101	Tacoma	WA	98409-2615	PIERCE
Gentiva Certified HealthCare Corp.	4020 South 56th St.	101	Tacoma	WA	98409-2615	PIERCE
Gentiva Certified HealthCare Corp.	204 SE Stonemill Drive	260	Vancouver	WA	98684	CLARK
Gentiva Health Services (USA), Inc.	204 SE Stonemill Drive	260	Vancouver	WA	98684	CLARK
Gentiva Certified HealthCare Corp.	One Main Centre One Main St	330	Racine	WI	53403	RACINE
Gentiva Health Services (USA), Inc.	One Main Centre One Main St	330	Racine	WI	53403	RACINE
Gentiva Certified HealthCare Corp.	10400 W Innovation Dr.	320	Wauwatosa	WI	53226-4840	MILWAUKEE
Gentiva Health Services (USA), Inc.	10400 W Innovation Dr.	320	Wauwatosa	WI	53226-4840	MILWAUKEE
Gentiva Certified HealthCare Corp.	347 A Rural Acres Dr		Beckley	WV	25801-3064	RALEIGH
Gentiva Health Services (USA), Inc.	347 A Rural Acres Dr		Beckley	WV	25801-3064	RALEIGH
Gentiva Certified HealthCare Corp.	513 Cherry Street		Bluefield	WV	24701-3335	MERCER
Gentiva Health Services (USA), Inc.	513 Cherry Street		Bluefield	WV	24701-3335	MERCER
Gentiva Certified HealthCare Corp.	100 Kanawha Blvd West		Charleston	WV	25302-2300	KANAWHA
Gentiva Health Services (USA), Inc.	100 Kanawha Blvd West		Charleston	WV	25302-2300	KANAWHA
Gentiva Health Services (USA), Inc.	5170 US Route 60 E	3400	Huntington	WV	25705-2065	CABELL
Gentiva Certified HealthCare Corp.	5170 US Route 60 E	3400	Huntington	WV	25705-2065	CABELL
Gentiva Certified HealthCare Corp.	133 Rosemar Rd.		Parkersburg	WV	26104-7658	WOOD
Gentiva Health Services (USA), Inc.	133 Rosemar Rd.		Parkersburg	WV	26104-7658	WOOD
Gentiva Certified HealthCare Corp.	800 Broad Street		Summersville	WV	26651-1707	NICHOLAS

ATTACHMENT 1 (cont.)

BRANCH LISTING - Hospice

Legal Name	Street Address	Suite	City	ST	Zip Code	County
Wiregrass Hospice, LLC	1213 Cullman Shopping Center SW		Cullman	AL	35055-2859	CULLMAN
Wiregrass Hospice, LLC	2740 Headland Avenue		Dothan	AL	36303-1236	HOUSTON
Wiregrass Hospice, LLC	831 W. Washington St.		Eufaula	AL	36027-1827	BARBOUR
Wiregrass Hospice, LLC	2530 Florence Blvd. Southern Square	B	Florence	AL	35630-6034	LAUDERDALE
Wiregrass Hospice, LLC	2084 Valleydale Road		Hoover	AL	35244-2084	JEFFERSON
Wiregrass Hospice, LLC	303 Williams Avenue SW	116	Huntsville	AL	35801-6001	MADISON
Wiregrass Hospice, LLC	4330 Hwy 78 E.		Jasper	AL	35501	WALKER
Wiregrass Hospice, LLC	4358 Midmost Drive	A	Mobile	AL	36608-5510	MOBILE
Wiregrass Hospice, LLC	2401 Fairlane Drive		Montgomery	AL	36116	MONTGOMERY
Wiregrass Hospice, LLC	1800 Highway 84 West		Opp	AL	36467-3520	COVINGTON
Wiregrass Hospice, LLC	1825 Day Street		Oxford	AL	36203-8026	CALHOUN
Wiregrass Hospice, LLC	3225 Rainbow Drive	256	Rainbow City	AL	35906-5861	ETOWAH
Hospice of the Emerald Coast, Inc.	131 Redstone Ave. Suite 110		Crestview	FL	32536-5355	OKALOOSA
Hospice of the Emerald Coast, Inc.	419A Racetrack Road		Fort Walton Beach	FL	32548-4612	OKALOOSA
Hospice of the Emerald Coast, Inc.	4374 Lafayette Street		Marianna	FL	32446-3356	JACKSON
Hospice of the Emerald Coast, Inc.	2925 Martin Luther King Blvd. Hwy 77 N.		Panama City	FL	32405-4411	BAY
Hospice of the Emerald Coast, Inc.	5401 Corporate Woods Dr.	800	Pensacola	FL	32504-8974	ESCAMBIA
Wiregrass Hospice, LLC	432 East Shotwell St.		Bainbridge	GA	39819-4058	DECATUR
Healthfield Hospice Services, Inc.	911 Duluth Highway	C-2	Lawrenceville	GA	30043-5320	GWINNETT
Healthfield Hospice Services, Inc.	1395 S. Marietta Pkwy.	902	Marietta	GA	30067-7830	COBB
Healthfield Hospice Services, Inc.	10 Bledsoe Road	C	Newnan	GA	30265-1044	COWETA
Healthfield Hospice Services, Inc.	34 Upper Riverdale Road	101	Riverdale	GA	30274-2635	CLAYTON
Healthfield Hospice Services, Inc.	216 Business Center Drive		Stockbridge	GA	30281-9087	Henry
Gilbert’s Hospice Care, LLC	189 Park Creek Dr		Columbus	MS	39705-1308	Lowndes
Gilbert’s Hospice Care of Mississippi, LLC	106 Riverview Drive		Flowood	MS	39232-8908	Rankin
Gilbert’s Hospice Care, LLC	2633 Lawndale Dr		Tupelo	MS	38801-6709	LEE
Wiregrass Hospice of South Carolina, LLC	534 Saint Andrews	B	Columbia	SC	29210-4517	RICHLAND
Wiregrass Hospice of South Carolina, LLC	430 Roper Mountain Road	E	Greenville	SC	29615-4243	GREENVILLE
Wiregrass Hospice of South Carolina, LLC	430 Roper Mountain Road		Greenville	SC	29615-4243	GREENVILLE
Wiregrass Hospice of South Carolina, LLC	676 Wando Park Blvd.		Mt Pleasant	SC	29464-7936	CHARLESTON
Wiregrass Hospice of South Carolina, LLC	3870 Leeds Avenue	101	North Charleston	SC	29405-7493	CHARLESTON